EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bonanza Goldfield Corporation, (the “Company”) on Form 10-K for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I,  Chris Tomkinson, , Principle Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BONANZA GOLDFIELD CORPORATION

	By:	/s/ Chris Tomkinson
Chris Tomkinson
Principle Financial officer
November 12, 2010